SECURITY AGREEMENT


     THIS SECURITY AGREEMENT (the "Agreement") is dated this 16th day of June, 1997 by and between Penn Octane Corporation, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"), and Western Wood Equipment Corporation (Hong Kong), a company organized and existing under Hong Kong law, as the secured party (the "Secured Party").

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, the Borrower has entered into a Purchase Agreement dated the date hereof (the "Purchase Agreement") with the Secured Party pursuant to which the Secured Party has agreed, among other things, to lend to the
Borrower  the  aggregate  principal  amount  of    One  Million  Dollars
($1,000,000.00)(the  "Loan").

     WHEREAS, pursuant to the Purchase Agreement, the Borrower has agreed to enter into this Agreement in order to provide security for the prompt payment when due of the Loan and all other amounts payable to the Secured Party under the Purchase Agreement and the Note (the "Note") issued pursuant thereto (the "Secured Obligations");

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and to induce the Secured Party to enter into the Purchase Agreement, the Borrower hereby agrees with the Secured Party as follows:

                            SECTION 1.  Definitions
                                        -----------

     Capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement. The following terms shall have the meanings set forth below:

     "Certificate of Title" shall mean any certificate evidencing the Borrower's ownership of any Equipment, which certificate shall be necessary to establish the Borrower's ownership of such Equipment.

     "Collateral" shall mean all right, title and interest of the Borrower in and to (a) the General Intangibles, (b) the Equipment, and (c) any and all proceeds, rents, royalties, profits, revenues, income and products or other benefits of any of the above and any future rights, benefits and claims arising therefrom and thereto, including, without limitation, all payments under insurance or any indemnity, warranty or guaranty, payable by reason of loss or damage to, or otherwise with respect to, any of the foregoing Collateral.

     "Default" shall mean the occurrence of an event of default under the Note and, in addition, shall mean the failure or refusal by the Borrower to perform, or the breach or violation by the Borrower of any of the terms of, or covenants or warranties contained in, this Agreement which failure or refusal shall continue unremedied for five (5) days after notice thereof to the Borrower.

     "Equipment" shall mean all tanks, pumps, equipment, and other personal property owned by the Borrower located on, in or about the following leased premises: The property described in a Contract between Brownsville Navigation District of Cameron County, Texas, and Penn Octane Corp. dated October 5, 1993 covering 11.29 acres of land and as amended on February 11, 1994, to increase the leased premises to 14.51 acres of land.

     "Excepted  Liens"  shall  mean  those  security  interests  set  forth on
Schedule  I  hereto.
       ----

     "General Intangibles" shall mean any of the Borrower's (i) contract rights in and to that certain contract between Brownsville Navigation District of Cameron County, Texas, and the Borrower dated October 5, 1993 covering
11.29 acres and as amended on February 11, 1994, to increase the leased premises to 14.51 acres of land and (ii) rights to any cash recovery from litigation involving Penn Octane Corporation or International Energy Development Corp. and International Bank of Commerce-Brownsville.

     "Lien" shall mean a pledge, assignment, lien, charge, mortgage, encumbrance or other security interest obtained under this Agreement or under any other agreement or instrument with respect to any present or future assets, property, contract rights or revenues of the Borrower in order to secure the payment of indebted-ness of the party referred to in the context in which the term is used.

     "Obligations" shall mean the Secured Obligations and the obligations of the Borrower under this Agreement, including, without limitation, the obligation to pay all costs and expenses incurred by the Secured Party in connection with the exercise of any rights or remedies hereunder or the conduct of any enforcement proceedings with respect hereto.

                   SECTION 2.  Assignment and Grant of Liens
                               -----------------------------

     The Borrower hereby assigns and grants to the Secured Party a Lien in all of its respective right, title and interest in and to the Collateral as security for the timely payment and performance of the Obligations. Notwithstanding any other provision hereof, the Lien granted herein is subject to the prior rights, if any, in the Collateral of John H. Robinson, TRAKO International Company Limited and Lauren Constructors, Inc.

                     SECTION 3.  Security for Obligations
                                 ------------------------

     This Agreement and the grant herein of Liens in the Collateral shall secure the payment of the Obligations. All property and contract rights constituting Collateral are assigned hereunder as security for the payment of the Obligations, and, after satisfaction in full of the Obligations, all Liens granted hereunder shall be automatically released and discharged, and the Secured Party agrees to execute instru-ments of release and satisfaction in a form and number reasonably requested for its own purposes or for recording in any jurisdictions in which the Liens may have been recorded.

                      SECTION 4.  Borrower Remains Liable
                                  -----------------------

     Anything herein to the contrary notwithstanding, (a) the Borrower shall remain liable under any agreements to which it is a party (the "Third Party Agreements") to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by the Secured Party of any of its rights hereunder shall not release the Borrower from any of its duties or obligations under any Third Party Agreement; and (c) the Secured Party shall not have any obligation or liability under any Third Party Agreement by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                      SECTION 5.  Delivery and Perfection
                                  -----------------------

     (a) The Borrower hereby authorizes the Secured Party to file one or more mortgages or financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral, without the signature of the Borrower where permitted by applicable law, and agrees itself to take all such other actions and to execute and deliver and file or cause to be filed such other documents, as the Secured Party may reasonably require in order to establish and maintain a perfected, valid and continuing security interest of the Secured Party in the Collateral in accordance with this Agreement.

     (b)      The Borrower shall, at the written request of the Secured Party:

          (i) promptly deliver any and all documents and instruments (including without limitation any Certificates of Title) evidencing or relating to the Collateral to the Secured Party at the time and place and manner as may be specified in the Secured Party's request;

          (ii) promptly execute and deliver to the Secured Party (or file or record in such offices as the Secured Party may deem necessary or appropriate) any and all financing and continuation statements, other agree-ments, instruments or other documents or amendments thereto, and perform any acts which may be necessary (A) to create, perfect, preserve or otherwise protect the security interest granted herein or (B) to enable the Secured
Party  to  exercise  and  enforce  its  rights  hereunder;    and

          (iii) mark all Certificates of Title in the manner specified in a written notice of the Secured Party to the Borrower requesting such marking, to evidence the fact that they are subject to the security interest of the Secured Party herein.

     (c) Without limiting any of the foregoing, upon the occurrence and during the continuance of a Default, the Secured Party shall have all rights and remedies of a secured party under the Uniform Commercial Code.

                     SECTION 6.   Records and Information
                                  -----------------------

     The Borrower agrees to keep at its address specified in the Purchase Agreement or at its Santa Fe Springs, California address its records concerning the Collateral, which records shall be sufficiently accurate to enable the Secured Party or its designee to determine at any time the status thereof. The Borrower agrees to promptly furnish to the Secured Party such information concerning itself or the Collateral as the Secured Party may reasonably request.

                            SECTION 7.   Inspection
                                         ----------

     The Borrower agrees, upon reasonable notice provided by the Secured Party, to permit the Secured Party, through its officers and agents, to examine and inspect the Collateral and all records pertaining thereto, and to make extracts from such records as the Secured Party may reasonably require.

                        SECTION 8.   Use of Collateral
                                     -----------------

     Except during the continuance of any Default, the Borrower may in the ordinary course of its business use, consume, exhibit, demonstrate, sell, lease or otherwise dispose of the Collateral in carrying on its businesses substantially in the same manner as now conducted; provided, however, that a sale in the ordinary course of business shall not include any transfer or sale that is unlawful or inconsistent with the terms of this Agreement or of any policy of insurance covering the Collateral.

                  SECTION 9.  Representations and Warranties
                              ------------------------------

     The  Borrower  represents  and  warrants  to  the  Secured  Party  that:

     (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware and is qualified to do business in all jurisdictions in which it is doing business.

     (b) The execution, delivery and performance of this Agreement and the grant of a security interest and Liens in the Collateral to the Secured Party by the Borrower have been duly and validly authorized and consented to by all necessary action and are not contrary to or in violation of any provision of law, any order of a court or government agency, the Borrower's certificate of incorporation or by-laws, or any other agreement or other document to which the Borrower is a party or by which the Borrower or any of its assets may be bound. The persons signing on behalf of the Borrower are duly authorized to execute and deliver this Agreement.

     (c) This Agreement has been duly and validly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforce-able in accordance with its terms, and creates a valid and enforceable security interest in the Collateral, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws of general application relating to or affecting the rights and remedies of creditors and (subject to the making of any filings required pursuant to Section 5 hereof and the delivery of any Collateral to the Secured Party pursuant to said Section) creates a perfected security interest in the Collateral, and the Borrower is duly authorized to make all filings and take all other actions necessary or desirable to perfect and to continue perfected such security interest, and all of the Borrower's right, title and interest in and to the Collateral is free and clear of all Liens, except for the Excepted Liens, and the security interest granted to the Secured Party herein and except as otherwise permitted under the Purchase Agreement.

     (d) The Borrower is and will be the legal and beneficial owner of the Collateral now owned and hereafter acquired by the Borrower, free and clear of any Lien except for the Excepted Liens and the Liens created by this Agreement and except as otherwise permitted under the Purchase Agreement.

                            SECTION 10.   Covenants
                                          ---------

     (a)          The  Borrower  shall:

          (i) Maintain, or cause to be maintained, all material items of the Collateral in good condition and repair, ordinary wear and tear excepted, and pay, or cause to be paid, the costs of repairs to or maintenance of that Collateral which is of a type that could be repaired or maintained;

          (ii) Pay or cause to be paid when due all taxes, assessments and other charges relating to the Collateral, the Loan or this Agreement and reimburse the Secured Party for all costs of and fees incurred in connection with the filing of the documents and instruments referred to in Section 5 hereof.

     (b) The Borrower shall not without the prior written consent of the Secured Party permit anything to be done that might impair the value of the Collateral or the security intended to be afforded by this Agreement nor sell, assign, transfer, exchange, lease or otherwise dispose of the Collateral or any portion thereof or any of the Borrower's rights therein (1) except in the ordinary course of the Borrower's business and (2) except for replace-ments or additions to its constituent parts on account of the normal wear and tear resulting from its operations and which do not in any way materially reduce the fair market value of the Collateral.

             SECTION 11.  Secured Party Appointed Attorney-in-Fact
                          ----------------------------------------

     The Borrower hereby appoints the Secured Party as its attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower or otherwise, from time to time in the Secured Party's discretion following the occurrence and during the continuance of a Default, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made or payable to the Borrower representing any dividends, interest payments or other distributions in respect of the Collateral pledged by the Borrower or any part thereof and to give full discharge for the same.

                      SECTION 12.  Remedies upon Default
                                   ---------------------

     On and after the occurrence of a Default by the Borrower, the entire amount of the Loan, together with accrued interest and other sums payable under the Purchase Agreement, shall become immedi-ately due and payable, upon notice by the Secured Party to the Borrower in default in the manner provided in Section 13 of the Purchase Agreement. In addition, the Secured Party may
(a) enforce collection of any of the Collateral by suit or any other lawful means available to the Secured Party, (b) surrender, release or exchange all or any part of the Collateral, or compromise, extend or renew for any period any indebtedness thereunder or evidenced thereby; and (c) assert all other rights of a secured party under the Uniform Commercial Code or other applicable law, including, without limitation, the right to foreclose, take possession of, hold, collect, sell, lease or otherwise retain, liquidate or dispose of all or any portion of the Collateral. The proceeds of any collection, liquidation or other disposition of the Collateral shall be applied by the Secured Party first to the payment of all expenses (including, without limitation, all fees, taxes, reasonable attorney's fees and legal expenses) incurred by the Secured Party in connection with retaking, holding, collecting, or liquidating the Collateral. The balance of such proceeds, if any, shall, to the extent permitted by law, be applied to the payment of the Obligations secured by this Agreement. In case of any deficiency, the Borrower shall, whether or not then due, remain liable therefor. If notice prior to disposition of the Collateral or any portion thereof is necessary under applicable law, written notice mailed to the Borrower at the addresses specified in Section 18 hereof seven business days prior to the date of such disposition shall constitute reasonable notice, but notice given in any other reasonable manner shall be sufficient. Without precluding any other methods of sale, the sale of the Collateral or any portion thereof shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of creditors disposing of similar property; but in any event the Secured Party may sell on such terms and to such purchaser(s) as it may choose, without assuming any credit risk and without any obligation to advertise or give notice of any kind other than that necessary under applicable law.

                    SECTION 13.  Security Interest Absolute
                                 --------------------------

       All rights of the Secured Party and all Liens hereunder, and all obligations of the Borrower hereunder, shall be absolute and unconditional irrespective of:

          (i) any lack of validity or enforceability of the Purchase A-greement or any other agreement or instrument relating thereto;

          (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the amounts payable under the Purchase Agreement, or any other amendment of or waiver of, any provision of the Purchase Agreement or any other agreement or instrument relating thereto;

          (iii) any release or non-perfection of any portion of the Collateral or any exchange, release or non-perfection of any other collateral, or any release, amendment or waiver of any guaranty for all or any of the amounts payable under the Purchase Agreement; or

          (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Borrower in respect of the Obligations or this Agreement.

                     SECTION 14.   Information and Reports
                                   -----------------------

     The Borrower shall, from time to time as and when the Secured Party may request, deliver to the Secured Party (a) such certified schedules, lists, descriptions and designations as the Secured Party may require to identify the nature, extent, value, age and location of the Collateral and (b) such financial statements, reports, certificates and other data concerning the Collateral or the Borrower's business or financial condition as the Secured
Party may require of the Borrower pursuant to the Purchase Agreement. Any such schedule, report, list or financial statement shall be executed by a duly authorized officer of the Borrower delivering such schedule, report, list or financial statement and shall be in such form and detail as the Secured Party may specify.

                   SECTION 15.   The Secured Party's Duties
                                 --------------------------

     The powers conferred on the Secured Party hereunder are solely to protect the Secured Party's interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral or any portion thereof in its possession the Secured Party shall have no duty as to the Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral.

                     SECTION 16.   Indemnity and Expenses
                                   ----------------------

     (a) The Borrower agrees to indemnify the Secured Party from and against any and all claims, losses and liabilities arising out of or connected with this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely from the Secured Party's gross negligence or wilful misconduct.

     (b) The Borrower agrees to pay all expenses incurred by the Secured Party in foreclosing, retaking, holding, collecting, preparing for sale and selling or otherwise realizing upon or liquidating the Collateral (including, without limitation, all fees, taxes and reasonable attorneys' fees and other legal expenses incurred by the Secured Party in connection therewith) and all legal and other expenses incurred by the Secured Party in connection with the enforcement of its rights hereunder.

                   SECTION 17.  Continuing Security Interest
                                ----------------------------

     This Agreement shall create a continuing Lien in the pledged Collateral and shall (i) remain in full force and effect until payment in full of all amounts payable under the Purchase Agreement, (ii) be binding upon the Borrower, its successors and assigns, and (iii) inure to the benefit of the Secured Party, and its successors, transferees and assigns. Upon the payment in full of all amounts payable under the Purchase Agreement, the Borrower shall be entitled to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

                             SECTION 18.  Notices
                                          -------

     All notices and other communications required or permitted hereunder shall be deemed given if given in writing and delivered personally, by commercial delivery service, by courier or by facsimile transmission, telexed or mailed by registered or certified mail (return receipt requested) fax, telex or postage fees prepaid, to the party to receive the same at its respective address set forth below, or at such other address as may from time to time be designated by such party to the others in accordance with this
Section 18 (provided, that written notice given in any other manner shall nonetheless be effective upon its actual receipt by the party entitled to receive it):

If  to  the  Borrower:
----------------------

          Penn  Octane  Corporation
          900  Veterans  Boulevard,  Suite  240
          Redwood  City,  California    94603
          Tel:    (415)  368-1501
          Fax:    (415)  368-1505

If  to  the  Secured  Party:
----------------------------

          Western  Wood  Equipment  Corporation  (Hong  Kong)
          20/F  Tung  Wai  Commercial  Building
          109-111  Gloucester  Road
          Wanchai,  Hong  Kong
          Tel.:      (011)  (852)  2598-0023
          Fax:        (011)  (852)  2519-9675

                    SECTION 19.  Binding Effect; Assignment
                                 --------------------------

     This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any rights, duties or obligations shall be assigned by any party hereto without the prior written consent of the other parties, and any attempted assignment or transfer without such prior written consent shall be null and void; provided that, the Secured Party shall have the right, without the prior written consent of the Borrower, to assign its rights and delegate its duties under this Agreement to any direct or indirect wholly-owned subsidiary of the Secured Party, provided that no such assignment or delegation shall relieve the Secured Party of any liabilities or obligations hereunder unless agreed to in writing by the Borrower.

                    SECTION 20.  No Third Party Beneficiary
                                 --------------------------

     Neither this Agreement nor any provision hereof, nor any statement, schedule, certificate, instrument or other document delivered or to be delivered pursuant hereto, nor any agreement entered into or to be entered into pursuant hereto or any provision thereof, is intended to create any right, claim or remedy in favor of, or impose any obligation upon, any person or entity other than the parties hereto and their respective successors and permitted assigns.

                 SECTION 21.  Captions and Paragraph Headings
                              -------------------------------

     Captions and paragraph headings used herein are for convenience only and are not intended to be a part of this Agreement and shall not be used in construing it.

          SECTION 22.  Entire Agreement; Modifications; Severability
                       ---------------------------------------------

     The making, execution and delivery of this Agreement by the parties hereto has been induced by no representations, statements, warranties or agreements other than those herein expressed. This Agreement embodies the entire agreement of the parties pertaining to the subject matter hereof and supersedes all prior or contemporaneous agreements or understandings, written or oral, of the parties relating to the subject matter hereof. This Agreement may be amended or modified only by an instrument signed by the parties or their duly authorized agents. The Borrower and the Secured Party make no representations or warranties not specifically referred to in this Agreement. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability but that shall not invalidate the remaining provisions of this Agreement or affect the validity or enforceability of such provision in any other jurisdiction.

                             SECTION 23.   Waivers
                                           -------

     No failure or delay by the Secured Party in the exercise of any right or remedy under this Agreement or under the Uniform Commercial Code or any other applicable law shall operate as a waiver hereunder or thereunder, and no partial exercise by the Secured Party of any right or remedy of the Secured Party hereunder or thereunder shall preclude the further exercise by the Secured Party of any other right or remedy hereunder or thereunder.

                           SECTION 24.  Counterparts
                                        ------------

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                          SECTION 25.  Governing Law
                                       -------------

     The parties hereby agree that this Agreement, and the respective rights, duties and obligations of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law thereunder.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.


PENN  OCTANE  CORPORATION                              WESTERN  WOOD EQUIPMENT
                                                       CORPORATION (HONG KONG)


By: /s/ J. B. Richter                   By: /s/ T. Li
   -----------------------------------     -----------------------------------
   Name: J. B. Richter                     Name: T. Li
   Title: President                        Title: Secretary



                                                                    SCHEDULE I
                                                                        to the
                                                            Security Agreement


1. Lien on the Collateral securing claim of Lauren Contractors, Inc. in the approximate amount of $82,000 as of June 12, 1997 for work performed on the Company's LPG terminal.

2. Lien on the Collateral securing 10% Promissory Note in favor of John H. Robinson in the aggregate principal amount of $450,000 plus accrued interest.

3. Lien on the Collateral securing 10% Promissory Note in favor of TRAKO International Company Limited in the aggregate principal amount of $500,000, plus accrued interest.